UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 19, 2021:

1.	The shareholders elected, by a plurality of the votes cast, four nominees to the Board of Directors to serve until the Annual Meeting of Shareholders in 2023 and until their successors are duly elected and qualified.

Nominee	For	Against	Broker Non-Votes
Dr. Christopher L. Coccio	6,209,126	14,576	6,087,013
Dr. Joseph Riemer	6,141,426	82,276	6,087,013
R. Stephen Harshbarger	6,148,083	75,619	6,087,013
Philip Strasburg	6,141,426	82,276	6,087,013

Dr. Donald Mowbray, Eric Haskell, and Carol O’Donnell, who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The shareholders ratified by the affirmative vote of the majority of the votes cast on the proposal, the appointment of Friedman LLP, as the Company’s independent auditors for the fiscal year ending February 28, 2022.

For:	12,298,003
Against:	11,646
Abstained:	1,066
There were no broker non-votes.

3.	The shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

For:	5,717,305
Against:	190,002
Abstained:	316,395
Broker Non-Votes:	6,087,013

Item 7.01: Regulation FD Disclosure

On August 24, 2021, Sono-Tek Corporation issued a press release regarding comments made by Dr. Christopher L. Coccio, Chairman and CEO and R. Stephen Harshbarger, President at the Company’s annual meeting of shareholders held on August 19, 2021 in the form attached as exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 24, 2021.

104	Cover Page Interactive Data File (formatted as in line XBRL).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 24, 2021